SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                 FIDELITY BANCSHARES (N.C.), INC.                                        FIDBANK CAPITAL TRUST I
     (Exact name of registrant as specified in its charter)              (Exact name of registrant as specified in its charter)

                             DELAWARE                                                            DELAWARE
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            (State of incorporation or organization)                            ( State of incorporation or organization)

                            56-1586543                                                          52-6936487
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                (IRS Employer Identification No.)                                   (IRS Employer Identification No.)

                      100 SOUTH MAIN STREET                                               100 SOUTH MAIN STREET
               FUQUAY-VARINA, NORTH CAROLINA 27526                                 FUQUAY-VARINA, NORTH CAROLINA 27526
----------------------------------------------------------------     -----------------------------------------------------------
            (Address of principal executive offices)                            (Address of principal executive offices)

If this Form relates to the registration of a class of securities    If this Form relates to the registration of a class of
pursuant to Section 12(b) of the Exchange Act and is effective       securities pursuant to Section 12(b) of the Exchange Act and is
pursuant to General Instruction A.(c), please check the following    effective pursuant to General Instruction A.(c), please check
box. [X]                                                             the following box. [X]
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 SECURITIES ACT REGISTRATION STATEMENT FILE NUMBERS TO WHICH THIS FORM RELATES:

                                    333-62225
                                  333-62225-01
                                  ------------


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

TITLE OF EACH CLASS                          NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                          EACH CLASS IS TO BE REGISTERED
------------------------                     ------------------------------
8.50% Capital Securities                     American Stock Exchange, Inc.


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE
                                ----------------
                                (Title of Class)

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1.       DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED

         For a full description of FIDBANK Capital Trust I's 8.50% Capital Securities, reference is made to the information contained under the captions "Description of the Capital Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee," and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" in the Prospectus that forms a part of the Registrants' Registration Statement on Form S-1, as amended (Registration Numbers 333-62225 and 333-62225-01), filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

2.       Exhibits

         The following Exhibits are included in this Registration Statement or are incorporated herein by reference:

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
-----------                        ----------------------

    1 Initial Trust Agreement of FIDBANK Capital Trust I (incorporated herein by reference to Exhibit 4.1 to Registration Statement on Form S-1 (Registration Numbers 333-62225 and 333-62225-01))

    2 Certificate of Trust of FIDBANK Capital Trust I (incorporated herein by reference to Exhibit 4.2 to Registration Statement on Form S-1 (Registration Numbers 333-62225 and 333-62225-01))

    3 Form of Amended and Restated Trust Agreement of FIDBANK Capital Trust I (incorporated herein by reference to Exhibit 4.3 to Amendment No. 3 to Registration Statement on Form S-1 (Registration Numbers 333-62225 and 333-62225-01))

    4          Form of Capital Security Certificate (contained as an exhibit to
               Exhibit 3 above)

    5 Form of Guarantee Agreement (incorporated herein by reference to Exhibit 4.5 to Amendment No. 3 to Registration Statement on Form S-1 (Registration Numbers 333-62225 and 333-62225-01))

    6 Form of Junior Subordinated Indenture between Fidelity BancShares (N.C.), Inc. and Bankers Trust Company, as Indenture Trustee (incorporated herein by reference to Exhibit 4.6 to Amendment No. 3 to Registration Statement on Form S-1 (Registration Numbers 333-62225 and 333-62225-01))

    7 Form of Junior Subordinated Debenture (contained in Exhibit 6 above)

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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized.

DATED:   June 10, 1999

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FIDELITY BANCSHARES (N.C.), INC.             FIDBANK CAPITAL TRUST I


By: /s/ Billy T. Woodard                     BY: FIDELITY BANCSHARES (N.C.), INC
    ------------------------------------     AS DEPOSITOR
    Billy T. Woodard
    Chairman and Chief Executive Officer
                                             BY: /s/ Billy T. Woodard
                                                 ------------------------------------
                                                 Billy T. Woodard
                                                 Chairman and Chief Executive Officer
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